Exhibit (a)(27)

AMENDMENT NO. 26

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF ING MUTUAL FUNDS

THIS AMENDMENT NO. 26 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of March 27, 2009, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 6.01(a) of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to dissolve the following series of interests of the Trust:

ING International Growth Opportunities Fund

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust effective August 10, 2009 as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes
ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund – Class A
ING Asia-Pacific Real Estate Fund – Class B
ING Asia-Pacific Real Estate Fund – Class C
ING Asia-Pacific Real Estate Fund – Class I

ING Disciplined International SmallCap Fund	ING Disciplined International SmallCap Fund – Class A
ING Disciplined International SmallCap Fund – Class B
ING Disciplined International SmallCap Fund – Class C
ING Disciplined International SmallCap Fund – Class I

ING Diversified International Fund	ING Diversified International Fund – Class A

Series	Classes
ING Diversified International Fund – Class B
ING Diversified International Fund – Class C
ING Diversified International Fund – Class I
ING Diversified International Fund – Class O
ING Diversified International Fund – Class R
ING Diversified International Fund – Class W

ING Emerging Countries Fund	ING Emerging Countries Fund – Class A
ING Emerging Countries Fund – Class B
ING Emerging Countries Fund – Class C
ING Emerging Countries Fund – Class I
ING Emerging Countries Fund – Class Q
ING Emerging Countries Fund – Class W

ING Emerging Markets Fixed Income Fund	ING Emerging Markets Fixed Income Fund – Class A
ING Emerging Markets Fixed Income Fund – Class B
ING Emerging Markets Fixed Income Fund – Class C
ING Emerging Markets Fixed Income Fund – Class I

ING European Real Estate Fund	ING European Real Estate Fund – Class A
ING European Real Estate Fund – Class B
ING European Real Estate Fund – Class C
ING European Real Estate Fund – Class I

ING Foreign Fund	ING Foreign Fund – Class A
ING Foreign Fund – Class B
ING Foreign Fund – Class C
ING Foreign Fund – Class I
ING Foreign Fund – Class Q
ING Foreign Fund – Class W

ING Global Bond Fund	ING Global Bond Fund – Class A
ING Global Bond Fund – Class B
ING Global Bond Fund – Class C
ING Global Bond Fund – Class I
ING Global Bond Fund – Class O
ING Global Bond Fund – Class W

ING Global Equity Dividend Fund	ING Global Equity Dividend Fund – Class A
ING Global Equity Dividend Fund – Class B
ING Global Equity Dividend Fund – Class C

Series	Classes
ING Global Equity Dividend Fund – Class I
ING Global Equity Dividend Fund – Class O
ING Global Equity Dividend Fund – Class W

ING Global Natural Resources Fund	ING Global Natural Resources Fund – Class A
ING Global Natural Resources Fund – Class B
ING Global Natural Resources Fund – Class C
ING Global Natural Resources Fund – Class I
ING Global Natural Resources Fund – Class Q
ING Global Natural Resources Fund – Class W

ING Global Real Estate Fund	ING Global Real Estate Fund – Class A
ING Global Real Estate Fund – Class B
ING Global Real Estate Fund – Class C
ING Global Real Estate Fund – Class I
ING Global Real Estate Fund – Class O
ING Global Real Estate Fund – Class W

ING Global Value Choice Fund	ING Global Value Choice Fund – Class A
ING Global Value Choice Fund – Class B
ING Global Value Choice Fund – Class C
ING Global Value Choice Fund – Class I
ING Global Value Choice Fund – Class Q
ING Global Value Choice Fund – Class W

ING Greater China Fund	ING Greater China Fund – Class A
ING Greater China Fund – Class B
ING Greater China Fund – Class C
ING Greater China Fund – Class I
ING Greater China Fund – Class O

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund – Class A
ING Index Plus International Equity Fund – Class B
ING Index Plus International Equity Fund – Class C
ING Index Plus International Equity Fund – Class I
ING Index Plus International Equity Fund – Class O

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund – Class A

Series	Classes
ING International Capital Appreciation Fund – Class B
ING International Capital Appreciation Fund – Class C
ING International Capital Appreciation Fund – Class I
ING International Capital Appreciation Fund – Class Q

ING International Equity Dividend Fund	ING International Equity Dividend Fund – Class A
ING International Equity Dividend Fund – Class B
ING International Equity Dividend Fund – Class C
ING International Equity Dividend Fund – Class I
ING International Equity Dividend Fund – Class W

ING International Real Estate Fund	ING International Real Estate Fund – Class A
ING International Real Estate Fund – Class B
ING International Real Estate Fund – Class C
ING International Real Estate Fund – Class I ING International Real Estate Fund – Class W

ING International SmallCap Multi-Manager Fund	ING International SmallCap Multi-Manager Fund – Class A
ING International SmallCap Multi-Manager Fund – Class B
ING International SmallCap Multi-Manager Fund – Class C
ING International SmallCap Multi-Manager Fund – Class I
ING International SmallCap Multi-Manager Fund – Class O
ING International SmallCap Multi-Manager Fund – Class Q
ING International SmallCap Multi-Manager Fund – Class W

Series	Classes
ING International Value Choice Fund	ING International Value Choice Fund – Class A
ING International Value Choice Fund – Class B
ING International Value Choice Fund – Class C
ING International Value Choice Fund – Class I
ING International Value Choice Fund – Class W

ING Russia Fund	ING Russia Fund – Class A
ING Russia Fund – Class B
ING Russia Fund – Class C
ING Russia Fund – Class Q”

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin	/s/ J. Michael Earley
Colleen D. Baldwin, as Trustee	J. Michael Earley, as Trustee

/s/ John V. Boyer	/s/ Patrick W. Kenny
John V. Boyer, as Trustee	Patrick W. Kenny, as Trustee

/s/ Patricia W. Chadwick	/s/ Shaun P. Mathews
Patricia W. Chadwick, as Trustee	Shaun P. Mathews, as Trustee

/s/ Robert W. Crispin	/s/ Sheryl K. Pressler
Robert W. Crispin, as Trustee	Sheryl K. Pressler, as Trustee

/s/ Peter S. Drotch	/s/ Roger B. Vincent
Peter S. Drotch, as Trustee	Roger B. Vincent, as Trustee